Exhibit 32.1

                  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
                   CHIEF FINANCIAL OFFICER PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         Pursuant to Section 906 of the Sarbanes-Oxley Act 2002 (18 U.S.C. 350), the undersigned, Barry A. Rothman, President of Eline Entertainment Group, Inc. (the "Company") has executed this certification in connection with the filing with the Securities and Exchange Commission of the Company's Quarterly Report on Form 10-QSB for the quarter ended July 31, 2003 (the "Report").

         The undersigned certifies that: (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

         IN WITNESS WHEREOF, the undersigned has executed this certification as of the 17th day of September, 2003.


                                        By: /s/Barry A. Rothman
                                            -------------------
                                        Name: Barry A. Rothman
                                        Title: President, Principal Executive
                                        Officer and Principal Accounting Officer